UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2019

CANNA CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-55788	46-3289369
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

20200 Dixie Highway

Suite 906

Miami, Florida 33180

(Address of Principal Executive Offices)

(800) 304-2657

(Registrant's Telephone Number including Area Code)

 Mining Power Group, Inc.

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 4, 2019, the Board of Directors of Mining Power Group, Inc., a Colorado corporation (the "Company" or the “Registrant”), with the approval of a majority of votes of its shareholders, approved an amendment changing “Article I, Name”, of the Company’s Articles of Incorporation (the “Amendment”), wherein the Registrant changed its name to “Canna Corporation”.

The Amendment was submitted to the Colorado Secretary of State and was declared effective on April 4, 2019, which is the date file-stamped by the State of Colorado on the copy of the Amendment.

The Board of Directors of the Registrant did not make any other changes to the Registrant’s Articles of Incorporation under the Amendment.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)       Exhibits:

Exhibit Number	Description
3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canna Corporation (the “Registrant”)
DATE: April 10, 2019	a Colorado corporation /s/Dror Svorai ________ Name: Dror Svorai Title: Chief Executive Officer